Exhibit 99.1 Company Update & State of Seniors Housing Isle at Cedar Ridge LaPorte Cancer Center ® FOR BROKER DEALER / RIA SERVICING REPS USE ONLY © 2026 CNL Healthcare Corp. All Rights Reserved. CNL and the Squares Within Squares design trademarks are used under license from CNL Intellectual Properties, Inc. CHP-0326-5266069-BD

Presenters Stephen H. Mauldin John McRae CEO and President of CNL Chief Investment Officer Healthcare Properties CNL Healthcare Properties \\Orlnapp02\cic\Marketing Communications\CHP\Logos\STRAIGHT\Word PPT version\CHP_46_RGB.PNG 2

General Notices § This presentation is for general information purposes only and does not constitute legal, tax, investment or other professional advice on any subject matter. Information provided is not all-inclusive and should not be relied upon as being all-inclusive. § Certain statements in this presentation may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties that could cause results to be materially different than expectations. Forward-looking statements are statements that do not relate strictly to historical or current facts but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the company’s business and performance, the economy, and other future conditions and forecasts of future events and circumstances. Forward-looking statements are typically identified by words such as “continues,” “could,” “estimates,” “expects,” “maintains,” “may,” “should,” “pursues,” “will,” the negative of such terms and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, amount and timing of anticipated future distributions, estimates of per share NAV of the company’s common stock, and/or other matters. § The company’s forward-looking statements are not guarantees of future performance. While the company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise and may not be realized. The company’s forward-looking statements are based on management’s current expectations and a variety of risks, uncertainties and other factors, many of which are beyond the company’s ability to control or accurately predict. Important factors that could cause the company's actual results to vary materially from those expressed or implied in its forward-looking statements are set forth in the company's public filings. 3

General Notices § Although the company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the company’s actual results could differ materially from those set forth in the forward- looking statements due to a variety of risks, uncertainties and other factors. Given these uncertainties, the company cautions you not to place undue reliance on such statements. Forward-looking statements speak only as of the date on which they are made, and the company undertakes no obligation to, and expressly disclaims any obligation to, publicly release the results of any revisions to its forward-looking statements to reflect new information, changed assumptions, the occurrence of unanticipated subsequent events or circumstances, or changes to future operating results over time, except as otherwise required by law. § An investment in the company is subject to significant risks, some of which are summarized below in the “Risk Factors” section of this presentation. See also, “Risk Factors” in the company’s public filings for a more detailed description of the risks associated with an investment in the company, copies of which may be obtained from the company's website. 4

Additional Information and Where to Find it This communication does not constitute a solicitation of any vote or approval in connection with the transactions discussed herein (the “Transactions”). In connection with the proposed Transaction, Sonida Senior Living, Inc. (“Sonida”) has filed registration statement on Form S-4 (File No. 333-292187) (“Registration Statement”), which was declared effective by the Securities and Exchange Commission (the “SEC”) on January 6, 2026, that will serve as a prospectus for the Sonida common stock to be issued as consideration in the Transactions and Sonida and the Company have each filed a joint proxy statement as a proxy statement of the Company for the solicitation of our stockholders in favor of the Transaction, among other proposals, and of Sonida for the solicitation of Sonida’s stockholders in favor of the issuance of the shares of Sonida Common Stock in the Transaction (the “Joint Proxy Statement/Prospectus”) with the SEC, which the Company has furnished to its stockholders in connection with the meeting of stockholders to vote on the Transactions. This communication is for informational purposes only, is neither an offer to purchase nor a solicitation of an offer to sell shares and is not a substitute for the Joint Proxy Statement/Prospectus or any other document that the Company may file with the SEC or send to its stockholders in connection with the Transaction. THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SONIDA, THE PROPOSED TRANSACTIONS, THE PLAN OF DISSOLUTION, AND RELATED MATTERS. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE TRANSACTION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY WHEN THEY ARE AVAILABLE. The registration statement, the proxy statement/prospectus and other documents, when filed with the SEC, can be obtained free of charge through the website maintained by the SEC at sec.gov, at the Company’s website at cnlhealthcareproperties.com under the tab “Filings” and then “SEC Filings” and on Sonida’s investor relations website at investors.sonidaseniorliving.com under the tab “Financials” and “SEC Filings.” 5

Participants in the Solicitation The Company and its directors and executive officers and Sonida and its directors and executive officers and other members of their respective management and employees may be deemed participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Transactions and the issuance of shares of Sonida common stock. Information regarding the special interests of these directors, executive officers, management and employees in the proposed Transactions are included in the joint proxy statement/prospectus referred to in the prior slide and may be included in other relevant materials to be filed with the SEC, when they become available, including in connection with the solicitation of proxies to approve the proposed Transactions and the issuance of shares of Sonida common stock. Additional information regarding the Company’s directors and executive officers is also included in the Company’s Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2024, which was filed with the SEC on March 12, 2025, and subsequent statements of changes in beneficial ownership on file with the SEC. Additional information regarding Sonida’s directors and executive officers is also included in Sonida’s proxy statement for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2025, and in Form 3 and Form 4 statements of beneficial ownership and statements of changes in beneficial ownership of Sonida’s officers and executive officers filed with the SEC and in other documents filed by Sonida with the SEC. The filed documents are available free of charge on the SEC’s website at sec.gov and from the Company and Sonida by contacting them as described in the prior slide. Other information about the participants in the proxy solicitation will be contained in the joint proxy statement/prospectus. 6

Risk Factors § Investing in a non-traded real estate investment trust (REIT) is a higher-risk, longer term investment and is not suitable for all investors. Due to the risks involved in the ownership of real estate, there is no guarantee of any return on investment. The shares may lose value or investors could lose their entire investment. The shares are not FDIC-insured, nor bank guaranteed. § Non-traded REITs are illiquid. If the company does not successfully implement a liquidity event, investors may have to hold an investment for an indeterminate period of time. There is no public trading market for the shares. The company has no obligation to list on any public securities market and does not expect to list the shares in the near future. There is a risk that a stockholder may not be able to sell shares at a time or price acceptable to the stockholder, or at all. § The company's net asset value (or NAV) per share is a valuation of the company's portfolio of properties and debt as of the end of the calendar year and may not necessarily correspond to realizable value upon the sale of such properties. Therefore, the company's estimated NAV per share may not reflect the amount that would be realized upon a sale of each of the company's properties and should not be relied on as the value a shareholder will be able to realize at the time of a liquidity event. § Epidemics, pandemics, or other infectious diseases, and future potential variants, may result in a decline in occupancy, resident fees, and revenues and coupled with an increase in pandemic related operating expenses, could have a negative impact on the company’s business, results from operations, financial condition, liquidity and cash flows, which impact will depend on many factors. § The use of leverage to acquire assets may hinder the company’s ability to pay distributions, may require partial repayment if the value of assets decline and may decrease the value of stockholders’ investment. 7

Risk Factors § There are significant risks associated with the senior housing and healthcare sectors including market risk impacting demand, litigation risk and the cost of being responsive to changing government regulations. Events, including macroeconomic trends such as inflation, which adversely affect the ability of seniors to afford the company’s daily resident fees, could cause the occupancy rates, resident fee revenues and results of operations of the company’s seniors housing properties to decline. § The company relies on its advisor and the advisor’s affiliates to conduct operations. The company is obligated to pay substantial fees to its advisor and its affiliates based upon agreements which have not been negotiated at arm’s length. These fees could influence their advice and judgment in performing services. Certain officers and directors of the advisor also serve as the company’s officers and directors, as well as officers and directors of competing programs, resulting in conflicts of interest. Those persons could take actions more favorable to other entities than to the company. Additionally, the financial condition of our operators and tenants can impact the company’s operating revenue. § The company has paid distributions on a quarterly basis; however, there can be no assurance that the company will be able to achieve expected cash flows necessary to pay or maintain distributions at any particular level or that distributions will continue over time. The amount and basis of distributions are determined by and at the discretion of the board of directors and are dependent upon a number of factors, including but not limited to, expected and actual net operating cash flow, funds from operations, financial condition, capital requirements, needs for cash for capital and other corporate purposes, avoidance of volatility of distributions, and retaining qualification as a REIT for federal income tax purposes. Failure to qualify as a REIT would adversely affect the company’s operations and the company’s ability to pay distributions to investors. Agreements with the company’s lenders may also restrict the company’s ability to pay distributions. § Aspects of the company’s organizational structure, including the limit on the percentage of shares of the company’s stock that any person may own, the ability of the company’s board of directors to take certain actions without stockholder approval, and the company’s use of an operating partnership structure could have a material adverse effect on the distributions investors receive from the company, could reduce the value of the company’s assets needs for cash for capital and other corporate purposes. 8

Welcome Company Update State of Seniors Housing What’s Ahead 9

CNL Healthcare Properties Update 10

Company Highlights June 2011 Launched $1.7B Total Capital Raise $6.90 per share Net Asset Value as of 11/4/25 $1.74B Total Investment as of 11/7/24 70 Investments (Current) 69 needs-based seniors housing communities 1 development parcel Across 26 states MOB 13% 1Q26 Distribution (Annualized) 1.48% (or $.1024 p/share annually) Seniors Housing 83% HRA Shorewood 11

2025 Key Business Plan Highlights • Increased occupancy • Increased NOI • Renewed Primrose leased portfolio • Maintained modest company-wide leverage (<40%) • Transitioned HarborChase Shorewood community • Evaluated and executed monetization strategy(ies) 12

Strategic Alternatives In mid-2018, the Board of Directors announced the formation of a Special Committee to consider strategic alternatives in pursuit of Shareholder liquidity Since announcing commencement of strategic alternatives process in 2018, successfully sold 73 properties in 10 separate transactions, totaling nearly $1.52B in gross sales proceeds. Special distribution to Shareholders of $2.00 per share in May 2019. MOB 13% Seniors Housing 83% HRA Shorewood 13

Historical Estimated Net Asset Value Recap



Offering closed to new investors
Special distribution $2.00/share
Pandemic onset
$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$10.00
$9.00
$10.14
$9.13
$10.58
$9.52
$9.75
$10.04
$10.32
$10.01
$7.99
$7.81
$7.37
$6.92
$6.28
$6.64
$6.90
Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Jun-14 Sep-14 Dec-14 Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25
Net Asset Value
Public Offering Price

This valuation has been determined with the assistance of a third party, which is aligned to be in accordance with the Investment Program Association's (IPA) guidelines. The IPA is a trade industry organization. There is no assurance that the IPA Guidelines are acceptable under ERISA, or to the SEC or to FINRA for compliance with reporting requirements. The estimated figures for per share valuation are not the amount an investor is expected to receive now or at any time in the future. The company's estimated NAV will vary. Given these uncertainties, do not place undue reliance on such statements that are dependent on assumptions, data and/or methods that may be incorrect, imprecise or unrealized. An investor's actual return is unknown until a share redemption or a liquidity event occurs.

For the years ended Dec. 31, 2024, 2023, 2022, 2021, 2020, 2019 and 2018 (excluding the special cash distribution paid during the year ended Dec. 31, 2019), approximately 100%, 100%, 100%, 100%, 100%, 100% and 83% respectively of regular cash distributions were covered by operating cash flow and approximately 0%, 0%, 0%, 0%, 0%, 0% and 17.0% respectively of regular cash distributions were funded with borrowings under the company's credit facilities. For the years ended 2017, 2016, 2015, 2014 and 2013, approximately 91%, 94%, 45%, 34% and 13%, respectively, of total distributions were covered by operating cash flow and approximately 9%, 6%, 55%, 66% and 87%, respectively, were funded by offering proceeds. Distributions are not guaranteed in frequency or amount.

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CNL Healthcare Properties

What’s Ahead 15

Transaction Overview (1)Based on Reference price of $26.74. Economic ownership of Sonida shareholders takes into account shares being issued to Conversant Capital and Silk Partners in respect of their $110 million equity investment an excludes as-converted effect of Sonida convertible preferred stock and outstanding warrants for Sonida common stock. (2) Adjusted EBITDA includes estimated G&A synergies of $16 - $20 million. (3) Economic ownership, excluding as-converted shares from Convertible Preferred Equity and outstanding warrants for Sonida common stock. 16

Timeline to Closing Filings/Required Items Timeframe Joint Proxy & S-4 No later than Dec. 19 SEC Review Period 10 days to state whether it will review; 30 days to review. Definitive Proxy Filed 60 days Solicitation of Stockholder Votes Commences Stockholder Meeting 60 days after proxy filing Closing Final vote received; closing conditions met DEC FEB FILE JOINT PROXY APR SEC REVIEW PERIOD STOCKHOLDER AND S-4 MEETING 2025 2026 CLOSING DEFINITIVE PROXY SOLICITATION OF FILED SHAREHOLDER VOTES MAR JAN 17

The Combined Company Creates a Leading Pure-Play Publicly-Traded U.S. Senior Housing Company • $3.0B Enterprise Value th (1) • 8 Largest Senior Housing Owner • 100% Senior Housing (2) • 153 Owned Properties (No Operating Leases) (2) • ~14,700 Owned Units (No Operating Leases) Note: All metrics are at share. (1) Source: ASHA Top 50 Owners 2025. Based on pro forma number of units for the combined company.(2) As of September 30, 2025. Includes 84 Owned Properties for Sonida (including JVs); excludes 13 properties managed for third-party owners. CHP portfolio includes 54 Senior Housing Operating Properties (SHOP) and 15 owned, triple-net properties leased (as landlord) to third-party tenants; excludes 1 vacant land parcel. 18

The Combined Company § The combination of Sonida and CHP creates a scaled, pure-play, high-growth and differentiated senior housing platform positioned to capitalize on long-term sector tailwinds 19

State of Seniors Housing 20

Seniors Housing Sector Review Key Takeaways for 2025: • Fourth Consecutive Year Occupancy Rate Increased 200+ Basis Points • New Record Low in Inventory Growth • The year 2025 was the lowest on record for both the Primary and Secondary Markets since NIC MAP began tracking this data. Source: NIC MAP 4Q25 Market Fundamentals 21

Seniors Housing Sector Review DEM OGRAPHI C TRENDS 2 Source: Ventas 4Q2025 Earnings Presentation 1. 80+ population estimates from Oxford Economics as of December 2025 reflecting growth from 4Q25 to 4Q30. 2. Construction and inventory data provided by National Investment Center for Seniors Housing & Care (“NIC”); reflects senior housing within NIC’s Top 99 Primary and Secondary markets as of 4Q25. 3. Represents U.S. SHOP Same-Store average occupancy as of 4Q14. 4. Represents Total U.S. SHOP portfolio average occupancy as of 4Q25, includes a full quarter of occupancy results from 45 NNN-to-SHOP conversion communities. 22

Seniors Housing Sector Review

NEW RECORD LOW IN INVENTORY GROWTH

Construction activity remained depressed in 4Q25, further reducing units under construction and deliveries

0.5% 4Q25 U.S. year-over-year inventory growth continues to hover at **record lows**[2]

0.9% U.S. rolling 4-quarter starts as a % of inventory, near record lows[2]

U.S. Top 99 Rolling 4-Quarter Average Units Started[2]



12K
10K
8K
6K
4K
2K
0K
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

Source: Ventas 4Q2025 Earnings Presentation

2. Construction and inventory data provided by National Investment Center for Seniors Housing & Care ("NIC"); reflects senior housing within NIC's Top 99 Primary and Secondary markets as of 4Q25.

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CNL Healthcare Properties